UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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WISDOMTREE TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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WISDOMTREE TRUST

245 Park Avenue, 35th Floor

New York, NY 10167

January 27, 2014

Dear WisdomTree Fund Shareholder:

We appreciate your investment in the WisdomTree Family of Funds. I am writing to encourage you to vote on an important matter that impacts your investment. A Special Meeting of Shareholders of all Funds of WisdomTree Trust will be held at the offices of WisdomTree Trust, 245 Park Avenue, 35th Floor, New York, NY 10167 on March 11, 2014 at 11:30 a.m. Eastern Time. We ask that you read the accompanying materials carefully and cast your vote on the matter described below, which is more fully described in the enclosed Proxy Statement.

Election of Trustees. Shareholders of the Funds are being asked to vote for the election of three independent Trustees of WisdomTree Trust, one of whom is currently serving as a Trustee on the Board of Trustees of WisdomTree Trust (Joel Goldberg), and two new Trustee candidates (David Chrencik and Melinda Raso Kirstein).

If you are a shareholder of record and held shares as of the close of business on January 16, 2014 of any of the Funds of WisdomTree Trust, you are entitled to vote at the Meeting. This is true even if you no longer own your Fund shares. The Funds’ Board of Trustees recommends that you vote in favor of the election of each of the Trustees.

You can vote in one of four ways:

•	By mail with the enclosed proxy card – be sure to sign, date and return it in the enclosed postage-paid envelope,

•	Through the website listed in the proxy voting instructions,

•	By telephone using the toll-free number listed in the proxy voting instructions, or

•	In person at the shareholder meeting on March 11, 2014.

We encourage you to vote over the Internet or by telephone, using the voting control number that appears on your proxy card. Your vote is extremely important. We ask that you take the time to carefully consider and vote on these important proposals. Please read the enclosed information carefully before voting. If you have questions, please call D.F. King & Co., Inc., the Funds’ proxy solicitor, at 1-800-992-2856.

Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to WisdomTree Trust prior to the Meeting, or by voting in person at the Meeting.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Respectfully,

Jonathan Steinberg

President

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

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WISDOMTREE TRUST

245 Park Avenue, 35th Floor

New York, NY 10167

Notice of Special Meeting of Shareholders

To Be Held on March 11, 2014

Notice is hereby given that a Special Meeting of Shareholders of WisdomTree Trust (the “Trust”) and each of its respective series (each a “Fund” and, collectively, the “Funds”) will be held at the offices of the Trust, 245 Park Avenue, 35th Floor, New York, NY 10167, on Tuesday, March 11, 2014 at 11:30 a.m. Eastern Time. Fund shareholders are asked to vote on each of the matters listed below. Your vote is very important and you are requested to cast your vote in accordance with the instructions below.

Matters to be voted on:

•	Election of Trustees; and

•	Any other matters that may be properly brought before the Meeting.

After careful consideration, the Board of Trustees of the Trust unanimously recommends that shareholders vote “FOR” the proposal to elect the Trustees.

Shareholders of record of the Trust at the close of business on January 16, 2014 are entitled to notice of, and to vote at, the Meeting or any adjournment(s) thereof, even if such shareholders no longer own such shares.

We call your attention to the accompanying Proxy Statement. You are requested to complete, date, and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose. Your proxy card also provides instructions for voting via telephone or the Internet if you wish to take advantage of these voting options. Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Trust prior to the Meeting, or by voting in person at the Meeting.

By Order of the Board of Trustees,

Jonathan Steinberg

President

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF VOTES YOU HOLD. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY.

FOR YOUR CONVENIENCE, YOU MAY ALSO VOTE BY TELEPHONE OR INTERNET BY FOLLOWING THE ENCLOSED INSTRUCTIONS. IF YOU VOTE BY TELEPHONE OR VIA THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD UNLESS YOU ELECT TO CHANGE YOUR VOTE.

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WISDOMTREE TRUST

245 Park Avenue, 35th Floor

New York, NY 10167

PROXY STATEMENT

Special Meeting of Shareholders

To be Held on March 11, 2014

This Proxy Statement and enclosed notice and proxy card are being furnished in connection with the solicitation of proxies by the Board of Trustees of WisdomTree Trust (the “Trust”). The proxies are being solicited for use at a Special Meeting of Shareholders of the Trust to be held at the offices of the Trust, 245 Park Avenue, 35th Floor, New York, NY 10167, on March 11, 2014 at 11:30 a.m. Eastern Time (the “Meeting”), and at any and all adjournments or postponements thereof.

The Board of Trustees has called the Meeting and is soliciting proxies from shareholders of each series of the Trust (each, a “Fund” and collectively, the “Funds”) for the purposes listed below:

	Proposal	Shareholders Solicited to Vote
1.	To elect Trustees to the Board of Trustees of the Trust.	All Funds

2.	To transact such other business as may properly come before the Meeting.	All Funds

This Proxy Statement and the accompanying notice and the proxy card are being first mailed to shareholders on or about January 27, 2014.

The Board has determined that the use of this Proxy Statement for the Meeting is in the best interests of each Fund and its shareholders in light of the matter being considered and voted on by the shareholders of the Funds.

You are entitled to vote at the Meeting for each Fund share you held as the shareholder of record as of the close of business on January 16, 2014 (the “Record Date”).

If you have any questions about the Proposal or about voting, please call D.F. King & Co., Inc., the Funds’ proxy solicitor, at 1-800-992-2856.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE MEETING TO BE HELD ON MARCH 11, 2014

This Proxy Statement is available at www.wisdomtree.com. In addition, shareholders of the Funds with March 31 fiscal year ends (the Equity ETFs) can find important information about each Fund in the Fund’s annual report, dated March 31, 2013, including financial reports for the fiscal year ended March 31, 2013, and in any recent semi-annual report succeeding such annual report, if any. Shareholders of the Funds with August 31 fiscal year ends (the Currency Strategy ETFs, Fixed Income ETFs and Alternative Strategy ETFs) can find important information about each Fund in the Fund’s annual report, dated August 31, 2013, including financial reports for the fiscal year ended August 31, 2013, and in any recent semi-annual report succeeding such annual report, if any. You may obtain copies of these reports, without charge, by writing to the Trust, by calling the telephone number shown on the front page of this Proxy Statement or at www.wisdomtree.com/resource-library.

PROXY STATEMENT

OVERVIEW OF PROPOSAL

Proposal 1: Election of Trustees

Summary Discussion

Proposal 1 relates to the election of three Trustees to the Board of Trustees of the Trust. Joel Goldberg already serves as a Trustee of the Trust. He is not an “interested person” of the Trust (an “Independent Trustee”) as defined under the Investment Company Act of 1940, as amended (“1940 Act”). David Chrencik and Melinda Raso Kirstein are Trustee candidates and, if elected, they will also serve as Independent Trustees of the Board of Trustees.

Detailed Discussion

At the Meeting, it is proposed that Joel Goldberg, David Chrencik and Melinda Raso Kirstein (together, the “Trustee Candidates”) be elected by the Trust’s shareholders to serve as Independent Trustees of the Trust’s Board of Trustees and hold office until their successors are duly elected and qualified or his or her resignation or removal. Joel Goldberg has served as an Independent Trustee of the Trust’s Board of Trustees since October 5, 2012, when the other Trustees appointed him to the Board following a review and evaluation of his experience by the Trust’s Governance and Nominating Committee. At a Meeting of the Governance and Nominating Committee on December 11, 2013, the Governance and Nominating Committee selected and nominated David Chrencik and Melinda Raso Kirstein to serve as Independent Trustees of the Trust’s Board of Trustees. Upon the recommendation of the Governance and Nominating Committee, at a meeting of the Board of Trustees, also on December 11, 2013, the Board of Trustees approved the appointment of David Chrencik and Melinda Raso Kirstein as members of the Board of Trustees subject to their election by the Trust’s shareholders.

Each of the Trustee Candidates has consented to being named in this Proxy Statement and to serve as a Trustee, or continue serving as a Trustee, as the case may be, if elected. The Trust knows of no reason why any of the Trustee Candidates would be unable or unwilling to serve as a Trustee if elected.

Information About the Trustee Candidates

The business and affairs of the Trust, which includes all of its sixty-one Funds, are managed under the direction of its Board of Trustees. The current Board of Trustees has four members. Three of the current Trustees, Mr. Goldberg, Ms. Toni Massaro and Mr. Victor Ugolyn are Independent Trustees. Mr. Jonathan Steinberg is considered an “interested person” of the Trust because of his service as president and chief executive officer of WisdomTree Asset Management, Inc., the investment adviser to the Funds, and its parent, WisdomTree Investments, Inc. The addition of David Chrencik and Melinda Raso Kirstein as Independent Trustees would increase the size of the Board of Trustees to six members, 83.3% of whom would be Independent Trustees.

Messrs. Steinberg and Ugolyn and Ms. Massaro have each served as a member of the Board of Trustees since the inception of the initial Funds in the Trust and each was elected to serve as a Trustee by the initial shareholder of the Trust. Although Mr. Goldberg joined the Board of Trustees as an Independent Trustee on October 5, 2012, he has not been elected by Fund shareholders.

Individual Trustee Candidate Qualifications

The Board of Trustees has concluded that each of the Trustee Candidates should serve on the Board of Trustees because of their ability to review and understand information about the Trust and the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise their business judgment in a manner that serves the best interests of the Funds’ shareholders. The Trust has concluded that each of the Trustee Candidates should serve as an Independent Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Chrencik should serve as Trustee of the Funds because of the experience he gained as an audit partner of a large public accounting firm as well as his experience in and knowledge of the financial services industry, including his service as chief financial officer for a hedge fund.

The Trust has concluded that Mr. Goldberg should serve as Trustee of the Funds because of the experience he gained as a member of the staff of the U.S. Securities and Exchange Commission (“SEC”), including his service as Director of the SEC’s Division of Investment Management, his experience as legal counsel for many mutual funds, investment advisers, and independent directors, as well as the experience he has gained serving as an Independent Trustee of the Trust since 2012.

The Trust has concluded that Ms. Raso Kirstein should serve as Trustee of the Funds because of her experience in and her knowledge of the financial services industry, including her service as a vice president, senior portfolio manager and director of tax exempt fund research of a large investment advisory firm.

In its periodic assessment of the effectiveness of the Board of Trustees, the Board of Trustees and the Governance and Nominating Committee consider the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board of Trustees’ overall composition so that the Board of Trustees, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the operations of the Funds. Moreover, references to the qualifications, attributes and skills of the Trustee Candidates are provided for informational purposes only and do not constitute holding out of the Board of Trustees or any Trustee Candidate as having any special expertise or experience, and shall not be deemed to impose any greater responsibility or liability on any such person or on the Board of Trustees.

Trustee Candidate and Current Trustee Information

The table below provides additional information about the Trustee Candidates and the current Trustees, including their names, birth years, positions with the Trust, terms of office, length of service with the Trust, number of portfolios overseen, principal occupations during the past five years, and directorships with other companies that periodically file SEC reports. The members of the Board serve as Trustees for the life of the Trust or until retirement or removal, or if their office is terminated pursuant to the Trust’s Declaration of Trust.

The address of each Trustee and Trustee Candidate is c/o WisdomTree Asset Management, Inc., 245 Park Avenue, 35th Floor, New York, NY 10167.

Name and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer+	Other Directorships Held by Trustee
Trustees Who Are Interested Persons of the Trust
Jonathan Steinberg (1964)	Trustee, 2005-present; President, 2005-present	President, WisdomTree Trust since 2005; President, WisdomTree Investments, Inc. and WisdomTree Asset Management, Inc.; Chief Executive Officer, WisdomTree Investments, Inc. and WisdomTree Asset Management, Inc.	61	Director, WisdomTree Investments, Inc. and WisdomTree Asset Management

Name and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer+	Other Directorships Held by Trustee
Trustees Who Are Not Interested Persons of the Trust
David G. Chrencik (1948)	Trustee, 2014-present	Chief Financial Officer of GeoGreen BioFuels, Inc. (biodiesel fuel producer) since 2010; Chief Financial Officer of Sarus Indochina Select LP Hedge Fund since 2012; Audit Partner at PricewaterhouseCoopers LLP (public accounting firm) from 1972 to 2009 (includes positions prior to becoming Audit Partner and predecessor firms).	61	Trustee, Vericimetry Funds

Joel Goldberg* (1945)	Trustee, 2012-present	Attorney, Of Counsel/Partner at Stroock & Stroock & Lavan LLP, 2010 to present; Attorney, Partner at Willkie Farr & Gallagher LLP, 2006 to 2010.	61	None

Toni Massaro** (1955)	Trustee, 2006-present	Dean Emerita at the University of Arizona James E. Rogers College of Law (“Rogers College of Law”) since 2009 (distinguished Emerita in July 2009); Dean of the Rogers College of Law from 1999 to 2009; Regents’ Professor since 2006; Milton O. Riepe Chair in Constitutional Law since 1997; Professor at the Rogers College of Law since 1990.	61	None

Melinda A. Raso Kirstein (1955)	Trustee, 2014-present	Retired; Previously with Merrill Lynch Investment Management serving as Vice President; Senior Portfolio Manager, Fixed Income Management; Director, Tax Exempt Fund Management.	61	Associate Alumnae of Douglass College, Member of Investment Committee

Name and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer+	Other Directorships Held by Trustee
Victor Ugolyn (1947)	Trustee, 2006-present; Chairman of the Board of Trustees, 2006-present	Private Investor, 2005 to present; President and Chief Executive Officer of William D. Witter, Inc. from 2005 to 2006; Consultant to AXA Enterprise in 2004; Chairman, President and Chief Executive Officer of Enterprise Capital Management (subsidiary of The MONY Group, Inc.) and Enterprise Group of Funds, Chairman of MONY Securities Corporation, and Chairman of the Fund Board of Enterprise Group of Funds from 1991 to 2004.	61	Member of the Board of Governors of Naismith Memorial Basketball Hall of Fame.

*	Chair of the Governance and Nominating Committee.
**	Chair of the Audit Committee.
+	As of January 27, 2014.

Board Leadership Structure

The Chairman of the Board of Trustees, Victor Ugolyn, is not an interested person of the Funds as that term is defined in the 1940 Act. The Board of Trustees is comprised of a super-majority (75%) of Independent Trustees. In the event that two new Independent Trustees are added to the Board composition, the super-majority would increase to 83.3% of the Board of Trustees being comprised of Independent Trustees. The Trust has an Audit Committee and a Governance and Nominating Committee, each of which is chaired by an Independent Trustee and comprised solely of Independent Trustees. In addition, the Governance and Nominating Committee has considered recommending to the Board of Trustees a new Contracts Committee, which would be formed after the Meeting for the purposes of facilitating the annual contract review process. The Committee chair for each is responsible for running the Committee meeting, formulating agendas for those meetings, and coordinating with management to serve as a liaison between the Independent Trustees and management on matters within the scope of the responsibilities of the Committee as set forth in its Board-approved charter. The Funds have determined that this leadership structure is appropriate given the specific characteristics and circumstances of the Funds. The Funds made this determination in consideration of, among other things, the fact that the Independent Trustees of the Funds constitute a super-majority of the Board, the assets under management of the Funds, the number of Funds overseen by the Board, the total number of Trustees on the Board, and the fact that an Independent Trustee serves as Chairman of the Board.

Meetings and Standing Committees of the Board of Trustees

At any meeting of the Board of Trustees, a majority of the Trustees then in office must be in attendance to constitute a quorum. The Trust does not have a policy with respect to the Trustees’ attendance at meetings, but as a matter of practice all of the Trustees attend the Trust’s Board and committee meetings (in person or by telephone) to the extent possible. During the fiscal year ended August 31, 2013, all of the Trustees attended at least 75% of all of the meetings of the Board and Board committees for which they were eligible to attend. There were nine (9) meetings of the Board held during the fiscal year ended August 31, 2013.

Audit Committee. The Board of Trustees has a standing Audit Committee consisting of each Independent Trustee, except Joel Goldberg. The principal responsibilities of the Audit Committee are the appointment, compensation and oversight of the Trust’s independent registered public accounting firm, including the resolution of disagreements regarding financial reporting between Trust management and such independent registered public accounting firm. During the fiscal year ended August 31, 2013, the Audit Committee held seven (7) meetings.

Governance and Nominating Committee. The Board of Trustees has a standing Governance and Nominating Committee consisting of each Independent Trustee. The principal responsibilities of the Governance and Nominating Committee are to (i) oversee Fund governance matters and (ii) identify individuals qualified to serve as Independent Trustees of the Trust and to recommend its nominees for consideration by the full Board. While the Governance and Nominating Committee is solely responsible for the selection and nomination of the Trust’s Independent Trustees, the Governance and Nominating Committee may consider nominations for the office of Trustee made by Fund shareholders as it deems appropriate. The Governance and Nominating Committee considers nominees recommended by Fund shareholders if such nominees are submitted in accordance with Rule 14a-8 of the Securities Exchange Act of 1934 (the “1934 Act”), in conjunction with a shareholder meeting to consider the election of Trustees. Fund shareholders who wish to recommend a nominee should send nominations to the Secretary of the Trust that include biographical information and set forth the qualifications of the proposed nominee. The Governance and Nominating Committee has adopted a charter, which is attached as Appendix A. During the fiscal year ended August 31, 2013, the Governance and Nominating Committee held three (3) meetings.

The duties and responsibilities of the Governance and Nominating Committee also include establishing criteria for identifying and evaluating individuals to be nominated as Trustees or Independent Trustees. Such criteria will include, at a minimum, (i) to the extent required, compliance with the independence and other applicable requirements of the 1940 Act, all other applicable laws, rules, regulations and listing standards and the criteria, policies and principles set forth in the Governance and Nominating Committee Charter, and (ii) other factors that the Governance and Nominating Committee may deem relevant to the position. Such other factors may include, but will not be limited to, the following: (1) the contribution that the person can make to the Board, with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant; (2) the character and integrity of the person; (3) any relationships that might impair his or her independence, such as any business, charitable, financial or family relationships with fund management, WisdomTree Asset Management, a sub-adviser, any fund service provider or any of their respective affiliates; (4) whether or not the person is “financially literate,” as such qualification is interpreted by the Board in its business judgment; (5) whether or not the person serves on the boards of, or is otherwise affiliated with, competing financial service organizations or their related investment company complexes; and (6) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee.

The Governance and Nominating Committee will consider and evaluate candidates nominated by shareholders on the basis of the same criteria used to consider and evaluate candidates recommended by other sources.

Board Responsibilities

The Board of Trustees is responsible for overseeing the management and affairs of the Funds and the Trust. The Board has considered and approved contracts, as described herein, under which certain companies provide essential management and administrative services to the Trust.

Like most ETFs, the day-to-day business of the Trust, including the day-to-day management of risk, is performed by third-party service providers, such as the Adviser, Sub-Advisers, Distributor and Administrator (each as more fully described below). The Board is responsible for overseeing the Trust’s service providers and, thus, has oversight responsibility with respect to the risk management performed by those service providers. Risk management seeks to identify and eliminate or mitigate the potential effects of risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust or Funds. Under the overall supervision of the Board and the Audit Committee (discussed in more detail below), the service providers to the Funds employ a variety of processes, procedures and controls to identify risks relevant to the operations of the Trust and the Funds to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Adviser/Sub-Advisers are responsible for the day-to-day management of the Funds’ portfolio investments) and, consequently, for managing the risks associated with that activity.

The Board’s role in risk management oversight begins before the inception of a Fund, at which time the Fund’s Adviser presents the Board with information concerning the investment objectives, strategies and risks of the Fund. Additionally, the Fund’s Adviser and Sub-Advisers provide the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board oversees the risk management of the Funds’ operations, in part, by requesting periodic reports from and otherwise communicating with various personnel of the Funds and their service providers, including the Trust’s Chief Compliance Officer (“CCO”) and the Funds’ independent registered public accountants. The Board and, with respect to identified risks that relate to its scope of expertise, the Audit Committee, oversee efforts by management and service providers to manage risks to which the Funds may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Funds by the Adviser and Sub-Advisers and receives information about those services at its regular meetings. In addition, on at least an annual basis, in connection with its consideration of whether to renew any Advisory Agreements and Sub-Advisory Agreements with the Adviser and Sub-Advisers, respectively, the Board meets with the Adviser and Sub-Advisers to review such services. Among other things, the Board regularly considers the Adviser’s and Sub-Advisers’ adherence to each Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about each Fund’s performance and investments.

The Trust’s CCO meets regularly with the Board to review and discuss compliance and other issues. At least annually, the Trust’s CCO provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser and Sub-Advisers. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and material compliance matters since the date of the last report.

The Board receives reports from the Trust’s service providers regarding operational risks, portfolio valuation and other matters. Annually, an independent registered public accounting firm reviews with the Audit Committee its audit of the Trust’s financial statements, focusing on major areas of risk encountered by the Trust and noting any significant deficiencies or material weaknesses in the Trust’s internal controls.

The Board recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve each Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, despite the periodic reports the Board receives and the Board’s discussions with the service providers to the Funds, it may not be made aware of all of the relevant information of a particular risk. Most of the Trust’s investment management and business affairs are carried out by or through the Funds’ Adviser, Sub-Advisers and other service providers, each of which has an independent interest in risk management but whose policies and methods by which one or more risk management functions are carried out may differ from the Trust’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Fund Shares Owned by Board Members and Trustee Candidates

The following table shows the dollar amount range of each Trustee’s “beneficial ownership” of shares of the Funds and each other series of the Trust as of December 31, 2013. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust collectively own less than 1% of the outstanding shares of the Trust.

Name of Trustee	Name of Fund	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Interested Trustee
Jonathan L. Steinberg	Emerging Market Local Debt Fund Emerging Markets SmallCap Dividend Fund SmallCap Earnings Fund Global Equity Income Fund Emerging Markets Equity Income Fund	$10,001-$50,000 $10,001-$50,000 Over $100,000 $50,001-$100,000 $50,001-$100,000	Over $100,000

Independent Trustees
David G. Chrencik	n/a	n/a	None

Joel H. Goldberg	Managed Futures Strategy Fund Commodity Country Equity Fund	$50,001-$100,000 $50,001-$100,000	Over $100,000

Melinda A. Raso Kirstein	n/a	n/a	None

Toni M. Massaro	U.S. Dividend Growth Fund Japan Hedged Equity Fund Commodity Country Equity Fund Managed Futures Strategy Fund	$1-$10,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000	Over $100,000
	Emerging Currency Strategy Fund LargeCap Dividend Fund Equity Income Fund	$1-$10,000 $10,001-$50,000 $10,001-$50,000

Victor Ugolyn	LargeCap Dividend Fund International LargeCap Dividend Fund	$50,001-$100,000 $10,001-$50,000	$50,001–$100,000

Board Compensation

The following table sets forth the compensation that was paid by the Trust to each Trustee for the fiscal year ended August 31, 2013.

Name of Trustee or Officer	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Trust’s Expenses	Estimated Annual Benefit Upon Retirement	Total Compensation from the Fund and Fund Complex*
Interested Trustee
Jonathan L. Steinberg	$0	None	None	$0

Independent Trustees
Joel Goldberg**	$156,138	None	None	$156,138
Toni M. Massaro	$170,867	None	None	$170,867
Victor Ugolyn	$233,000	None	None	$233,000

Officers***	$0	None	None	$0

*	The Trust is the only trust in the “Fund Complex.”
**	Joel Goldberg was appointed to the Board on October 5, 2012.
***	The Officers of the Trust are not compensated by the Trust and receive no pension or retirement benefits from the Trust. The Adviser pays the compensation of the Officers of the Trust, as employees of the Adviser, and any related benefits.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES,

UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE

“FOR” THE ELECTION OF EACH TRUSTEE LISTED UNDER PROPOSAL 1.

UNMARKED, PROPERLY SIGNED

AND DATED PROXIES WILL BE SO VOTED.

OTHER BUSINESS

The Trustees do not know of any matters to be presented at the Meeting other than those set forth in this Proxy Statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

ADDITIONAL INFORMATION

Information About the Trust Officers

The chart below provides basic information about the Trust’s officers. The mailing address for each officer is WisdomTree Trust, 245 Park Avenue, 35th Floor, New York, New York 10167.

Name and Year of Birth of Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jonathan Steinberg* (1964)	President, 2005-present; Trustee, 2005-present	President, WisdomTree Trust since 2005; President, WisdomTree Investments, Inc. and WisdomTree Asset Management, Inc.; Chief Executive Officer, WisdomTree Investments, Inc. and WisdomTree Asset Management, Inc.

David Castano* (1971)	Treasurer, 2013-present	Director of Fund Accounting & Administration, WisdomTree Asset Management, Inc., since 2011; Vice President of Legg Mason & Co. and served as Treasurer from 2010 to 2011 and Controller from 2006 to 2010 of certain mutual funds associated with Legg Mason & Co.; Assistant Treasurer of Lord Abbett mutual funds from 2004 to 2006.

Ryan Louvar* (1972)	Secretary and Chief Legal Officer, 2013-present	General Counsel, WisdomTree Asset Management, Inc. since 2013; Vice President and Senior Managing Counsel, State Street, 2005 to 2013.

Sarah English* (1977)	Assistant Secretary, 2013-present	Counsel, WisdomTree Asset Management, Inc. since 2010; Attorney, NYFIX, Inc. 2006 to 2009.

Terry Jane Feld* (1960)	Chief Compliance Officer, 2012-present	Chief Compliance Officer WisdomTree Asset Management, Inc. since 2012; Senior Compliance Officer, WisdomTree Asset Management, Inc. since 2011; Senior Compliance Officer, TIAA-CREF, 2007 to 2010; Vice President/NASD-SEC Compliance, Mutual of America Life Insurance Co., 2004 to 2007.

*	Elected by and serves at the pleasure of the Board.

Investment Adviser

WisdomTree Asset Management serves as investment adviser to each of the Funds. WisdomTree Asset Management has offices located at 245 Park Avenue, 35th Floor, New York, New York 10167.

The chart below provides basic information about WisdomTree Asset Management’s Principal Executive Officer and Directors. The mailing address for each officer is WisdomTree Asset Management, 245 Park Avenue, 35th Floor, New York, New York 10167.

Name	Principal Occupation
Jonathan Steinberg	CEO, President and Director, WisdomTree Asset Management; dual officer/director of WisdomTree Investments, Inc.
Bruce Lavine	Director and Vice Chairman, WisdomTree Asset Management; dual officer/director of WisdomTree Investments, Inc.

Sub-Advisers

Mellon Capital Management Corporation serves as the sub-adviser for each Fund, except China Dividend ex-Financials Fund, Global Real Return Fund, Emerging Markets Corporate Bond Fund, Global Corporate Bond Fund, and Japan Interest Rate Strategy Fund. Mellon Capital has offices located at 50 Fremont Street, Suite 3900, San Francisco, California 94105.

Western Asset Management Company (“Western Asset Management”), Western Asset Management Company Limited (“Western Asset London”) and Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”) serve as sub-advisers to the Global Real Return Fund, Emerging Markets Corporate Bond Fund, and Global Corporate Bond Fund. Western Asset Management has offices located at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset London has offices located at 10 Exchange Place, Primrose Street, London EC2A 2EN, England. Western Asset Singapore has offices located at 1 George Street #23-01, Singapore 049145.

Western Asset Management, Western Asset London, Western Asset Singapore and Western Asset Management Company Ltd. (Japan) (“Western Asset Japan”) serve as sub-advisers to the Japan Interest Rate Strategy Fund. Western Asset Japan has offices located in 36F Shin-Marunouchi Building, 5-1 Marunouchi 1-Chome Chiyoda-Ku, Tokyo 100-6536, Japan.

Old Mutual Global Index Trackers (Proprietary) Limited serves as sub-adviser for the China Dividend ex-Financials Fund. Old Mutual’s principal office is located at 3rd Floor, Umnotho Building, Mutual Square, 93 Grayston Drive, Sandton, Johannesburg, South Africa 2196.

Principal Underwriter (Distributor)

The principal underwriter/distributor of the Trust is ALPS Distributors, Inc., located at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

Administrator

The Bank of New York Mellon, located at 1 Wall Street, New York, New York 10286, serves as the Funds’ administrator.

Information Concerning Independent Registered Public Accounting Firm

Ernst & Young LLP (“Ernst & Young”), with offices located at 5 Times Square, New York, New York 10036, serves as the independent registered public accounting firm to the Trust. Ernst & Young conducts an annual audit of the Trust’s financial statements, assists in the preparation of the Trust’s federal and state income tax returns and the Trust’s filings with the SEC, and consults with the Trust as to matters of accounting and federal and state income taxation. Representatives of Ernst & Young are not expected to be present at the Meeting but have been given an opportunity to make a statement if they so desire and will be available should any matter arise requiring their participation in the Meeting.

Audit Fees

The aggregate fees billed by Ernst & Young for professional services rendered by Ernst & Young for the audit of the Trust’s annual financial statements and services that are normally provided by Ernst & Young in connection with statutory and regulatory filings or engagements are set forth below for the last two fiscal years ended:

(i)	March 31, 2012 and 2013 were $732,480 and $785,733, respectively; and

(ii)	August 31, 2012 and 2013 were $291,445 and $298,677, respectively.

Audit-Related Fees

There were no fees billed by Ernst & Young in each of the last two fiscal years ended March 31 and August 31, 2012 and 2013, respectively (the “Last Two Fiscal Years”), for assurance and other services by Ernst & Young that are reasonably related to the performance of the audit or review of the Trust’s financial statements and not reported under “Audit Fees” above. With respect to engagements that related directly to the operations or financial reporting of the Trust, there were no fees billed by Ernst & Young for audit-related services to WisdomTree Asset Management or any entity controlling, controlled by or under common control with WisdomTree Asset Management that provides ongoing services to the Trust (together referred to herein as “Affiliated Service Providers”) for each of the Last Two Fiscal Years.

Tax Fees

The aggregate fees billed by Ernst & Young for professional services rendered for tax compliance, tax advice and tax planning (together, “Tax-Related Services”) are set forth below for the last two fiscal years ended:

(i)	March 31, 2012 and 2013 were $438,490 and $396,220, respectively; and

(ii)	August 31, 2012 and 2013 were $116,000 and $133,200, respectively.

All Other Fees

Ernst & Young did not bill the Trust for products and services in each of the Last Two Fiscal Years other than for the services reported above under “Audit Fees” and “Tax Fees.” With respect to engagements that related directly to the operations or financial reporting of the Trust, Ernst & Young did not bill WisdomTree Asset Management or the Affiliated Service Providers for products and services in each of the Last Two Fiscal Years other than as set forth herein.

Aggregate Non-Audit Fees

The aggregate non-audit fees billed by Ernst & Young for services rendered to the Trust, WisdomTree Asset Management and the Affiliated Service Providers are set forth below for the last two fiscal years ended:

(i)	March 31, 2012 and 2013 were $438,490 and $436,220, respectively; and

(ii)	August 31, 2012 and 2013 were $116,000 and $173,200, respectively.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee has adopted policies and procedures that require pre-approval of audit and non-audit services for the Trust and certain other services provided to WisdomTree Asset Management and the Affiliated Service Providers in accordance with Rule 2-01(c)(7) of Regulation S-X. Pursuant to the policies and procedures, the Audit Committee may delegate its authority of pre-approval to a sub-committee of one or more members and the sub-committee may pre-approve audit and non-audit services on behalf of the Audit Committee and is responsible for reporting any pre-approvals at the next scheduled Audit Committee meeting following the pre-approval of any such services. The pre-approval requirement for non-audit services for the Trust, WisdomTree Asset Management and the Affiliated Service Providers may be waived if: (i) the aggregate amount of all services provided constitutes not more than 5% of the total amount of revenues paid to the Trust’s independent registered public accounting firm by the Trust, WisdomTree Asset Management and the Affiliated Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (ii) such services were not recognized at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee.

Board Consideration of Non-Audit Services

Because there were no non-audit fees billed in each of the Last Two Fiscal Years by Ernst & Young for services rendered to the Trust, WisdomTree Asset Management and the Affiliated Service Providers that were not pre-approved as described above, the Audit Committee has not had cause to consider whether Ernst & Young’s provision of non-audit services that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining Ernst & Young’s independence.

Voting Information

Proxy Solicitation. The principal solicitation of proxies will be by the mailing of this Proxy Statement on or about January 27, 2014, but proxies may also be solicited by telephone and/or in person by representatives of the Trust, regular employees of WisdomTree Asset Management, or D.F. King & Co., Inc., a private proxy services firm retained by the Funds. If we have not received your vote as the date of the Meeting approaches, you may receive a telephone call from these parties to ask for your vote. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy materials to their principals.

Cost of the Meeting. The cost of the Meeting, including the costs of retaining D.F. King & Co., Inc., preparing and mailing of the notice, proxy statement and proxy, and the solicitation of proxies, including reimbursement to broker-dealers and others who forwarded proxy materials to their clients, will be borne by the Funds as an extraordinary expense and not paid by the Adviser. It is anticipated that such costs, when allocated to each Fund, will amount to approximately 0.01% to 0.02% in the total annual operating expenses of each Fund.

Shareholder Voting. Shareholders of the Funds who own shares at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting. Each whole share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote on each matter as to which such shares are to be voted at the Meeting. One-third (33 1/3%) of the Trust’s outstanding shares entitled to vote on a proposal constitutes a quorum. Abstentions and broker non-votes will not be counted for or against the proposals, but will be counted for purposes of determining whether a quorum is present.

Approval of the proposal to elect Trustees requires the vote of a “plurality of the outstanding voting securities” of the Trust. Thus, if a quorum is present at the Meeting, the proposal to elect a Trustee will be approved with respect to those Trustee Candidates who receive the largest number of votes with no majority approval requirement. Because a plurality vote of the outstanding voting securities of the Trust is required to approve a proposal to elect Trustees, abstentions and broker non-votes will effectively be a vote against the proposal, although they will be treated as present for determining a quorum. “Broker non-votes” are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve a proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies.

Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. The persons named as proxies will vote those proxies that they are entitled to vote “FOR” such proposal in favor of such an adjournment, and will vote those proxies required to be voted “AGAINST” such proposal, against such an adjournment.

Information regarding the number of issued and outstanding shares of each Fund as of the Record Date is provided in Appendix B, representing the same number of votes for each of such Funds. The persons who are, to the knowledge of each Fund, known to have owned beneficially 5% or more of each Fund’s outstanding shares as of the Record Date are listed in Appendix C. Accounts owning greater than 25% of the outstanding shares of a Fund may be deemed to control such Fund by virtue of owning more than 25% of the outstanding shares; provided, however, the Trust does not have information concerning the beneficial ownership of such shares and such shares may not be beneficially owned by such holder with power to vote such shares. As of the Record Date, to the knowledge of the Trust’s management, the Trustees and officers, as a group, owned beneficially less than 1% of the outstanding shares of each Fund.

The persons named as proxies on the enclosed proxy card will vote in accordance with your directions, if your proxy card is received properly executed. If we receive your proxy card, and it is executed properly, but you give no voting instructions with respect to any proposal, your shares will be voted “FOR” the proposal. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting.

In order that your shares may be represented at the Meeting, you are requested to vote your shares by mail, Internet or telephone by following the enclosed instructions. IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD, UNLESS YOU LATER ELECT TO CHANGE YOUR VOTE. You may revoke your proxy: (a) at any time prior to its exercise by written notice of its revocation to the secretary of the Trust prior to the Meeting; (b) by the subsequent execution and timely return of another proxy card prior to the Meeting (following the methods noted above); or (c) by being present and voting in person at the Meeting and giving oral notice of revocation to the chair of the Meeting. However, attendance in-person at the Meeting, by itself, will not revoke a previously-tendered proxy.

Delivery to Shareholders Sharing an Address

As permitted by law, only one copy of this Proxy Statement may be delivered to shareholders of the Funds who reside at the same address, unless such shareholders have notified the Trust of their desire to receive multiple copies of the shareholder reports and proxy statements that the Trust sends. If you would like to receive an additional copy, please contact the Trust by writing to the Trust’s address, or by calling the telephone number shown on the front page of this Proxy Statement. The Trust will then promptly deliver, upon request, a separate copy of this Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Trust’s shareholder reports and proxy statements in the future, and shareholders sharing an address who wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

Submission of Shareholder Proposals

The Trust is organized as a statutory trust under the laws of Delaware. As such, the Trust is not required to, and does not, hold annual shareholder meetings. Nonetheless, the Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Trust’s Trust Instrument and By-Laws. Shareholders who wish to present a proposal for action at a future meeting should submit a written proposal to the Secretary of the Trust, c/o WisdomTree Trust, 245 Park Avenue, 35th Floor, New York, New York 10167, for inclusion in a future proxy statement. Shareholder proposals to be presented at any future meeting of the Trust must be received by the Trust in writing within a reasonable amount of time before the Trust solicits proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting. Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

Reports and Other Information

Proxy materials, reports and other information filed by the Funds can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549-0102. The SEC maintains an Internet website (at http://www.sec.gov), which contains other information about the Funds.

TO ENSURE THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

By Order of the Board of Trustees,

Sincerely,

Jonathan Steinberg
President

APPENDIX A

GOVERNANCE AND NOMINATING COMMITTEE CHARTER

OF

WISDOMTREE TRUST

I.	Purpose of the Governance and Nominating Committee

The purpose of the Governance and Nominating Committee (the “Committee”) of the Boards of Trustees (the “Board”) of the WisdomTree Trust (the “Trust”) is to provide assistance to the Board in fulfilling its responsibility with respect to oversight of the appropriate and effective governance of the Trust, including, but not limited to, advising the Board on the structure, composition and procedures of the Board’s committees, the size of the Board, the appropriate ratio of Trustees who are “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended, or the “1940 Act”) versus those Trustees who are not “interested persons” (the “Independent Trustees”) and the compensation of the Independent Trustees.

The purpose of the Committee is also to provide assistance to the Board in selecting and nominating candidates for election to the Board, including, but not limited to, identifying candidates for any vacancies that exist from time to time, conducting diligence on such candidates as the Committee may deem appropriate (which may include, but is not necessarily limited to, examination of credentials, personal interviews, and inquiry of persons acquainted with the candidate) and making appropriate recommendations to the Board (in the case of candidates who are “interested persons”) or to the Independent Trustees (in the case of candidates who are not “interested persons”) for the election, or nomination for election, by fund shareholders of a new Trustee.

II.	Composition and Qualifications

The Committee will be comprised of not less than two members of the Board. No member of the Committee may be an “interested person” of the Trust as that term is defined in the 1940 Act. The members of the Committee will be appointed by the Board, and may be removed, with or without cause, by the Board.

III.	Chairperson

The Board will designate one of the members of the Committee to be the Chairperson of the Committee. The Chairperson will chair all regular sessions of the Committee and set the agendas for each Committee meeting.

IV.	Authority

The Committee will have the authority to carry out its duties and responsibilities as set forth in this Charter, to request appropriate officers of the Trust to provide or arrange to provide such information, data and services as the Committee may request and to institute any special investigations or inquiries as it deems necessary. The Committee will have the authority to hire or engage, at the Trust’s expense, special counsel and other experts and consultants whose assistance the Committee considers necessary to carry out any of its responsibilities under this Charter.

V.	Meetings and Procedures of the Committee

Unless the Committee otherwise determines, the Committee will meet on a regular basis, but in all cases, no less frequently than annually, and will call any special meetings as the circumstances may require. A majority of the members of the Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can communicate with each other will constitute a quorum. The Committee may also take action by written consent, if the number of members required for approval of such action at a meeting of the members consent to the action in writing and the written consents are filed with the records of meetings of the Committee, unless otherwise required by applicable law.

The Committee will have the right to excuse any Committee member from a meeting or portion thereof to permit the remaining members of the Committee to discuss or act on any matter for which, in the Committee’s opinion, the excused member’s participation is not appropriate, and such excused member’s absence in this circumstance will not be deemed an absence for the purposes of determining a quorum.

The Committee will cause to be maintained minutes of each of its meetings which it has approved and any records relating to those meetings and will provide copies of such minutes to the Board and the Trust.

VI.	Duties and Responsibilities of the Committee

The following are the general duties and responsibilities of the Committee and are set forth only for their guidance.

A.    Corporate Governance and Other Related Responsibilities

The Committee’s corporate governance duties and responsibilities include the following.

1.    The Committee will, on a periodic basis, evaluate the compensation and fund shareholding guidelines of the Trustees and make any recommendations to the full Board that the Committee deems appropriate.

2.    The Committee will, on an annual basis, evaluate its own performance and responsibilities under this Charter on the basis of all matters that it considers relevant and will make any recommendations to the full Board that the Committee deems appropriate.

3.    The Committee will, on an annual basis (or more frequently if appropriate), evaluate the qualification of each Trustee who is a member of the Audit Committee as being (i) “independent” as defined by the rules promulgated by the Securities and Exchange Commission (“SEC”) pursuant to the Sarbanes-Oxley Act of 2002, (ii) “financially literate”, as such qualification is interpreted by the Board in its business judgment and (iii) an “audit committee financial expert” within the meaning of the rules and regulations promulgated by the SEC pursuant to the 1940 Act.

4.    The Committee will serve in an advisory capacity to the Board and the Chairman of the Board in matters relating to the organizational and governance structure and conduct of the Board.

5.    The Committee will, on an annual basis, assist and oversee a self- assessment of the Board as a whole to determine whether the Board is functioning effectively. The Committee will establish procedures to allow it to exercise this oversight function. The Committee will report to the full Board on the results of its evaluation, including any recommended actions to improve the performance of the Board.

6.    The Committee will review and recommend to the Board the allocation of compliance responsibilities among the various committees of the Board.

7.    The Committee will, on an annual basis, review the adequacy of this Charter and recommend to the full Board any changes that the Committee deems appropriate.

B.     Identification and Evaluation of Potential Nominees

The duties and responsibilities of the Committee also include establishing criteria for identifying and evaluating a person as a potential nominee to serve as a Trustee or Independent Trustee of the Trust. Such criteria will include, at a minimum, (i) to the extent required, compliance with the independence and other applicable requirements of the 1940 Act, all other applicable laws, rules, regulations and listing standards and the criteria, policies and principles set forth in this Charter and (ii) other factors that the Committee may deem relevant to the position, which may include, but will not be limited to, the following:

•	the contribution that the person can make to the Board, with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant;

•	the character and integrity of the person;

•	whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee or Independent Trustee of the Trust;

•	whether or not the person has any relationships that might impair his or her independence, such as any business, charitable, financial or family relationships with fund management, the Trust’s investment adviser, manager or subadviser, any fund service provider or any of their respective affiliates;

•	whether or not the person is “financially literate”, as such qualification is interpreted by the Board in its business judgment;

•	whether or not the person serves on the boards of, or is otherwise affiliated with, competing financial service organizations or their related investment company complexes; and

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee.

In addition to all of the above, the Committee will have such other duties, responsibilities and authorities as the Board from time to time may delegate.

Adopted by the Board: March 9, 2007

APPENDIX B

SHARES ENTITLED TO VOTE AS OF THE RECORD DATE

As of the Record Date, the shares entitled to vote for each Fund are:

International Developed	CCXE	WisdomTree Commodity Country Equity Fund	700,000
Equity ETFs	GNAT	WisdomTree Global Natural Resources Fund	1,100,000
	DBU	WisdomTree Global ex-U.S. Utilities Fund	1,600,000
	AUSE	WisdomTree Australia Dividend Fund	950,000
	DNL	WisdomTree Global ex-U.S. Dividend Growth Fund	1,200,000
	AXJL	WisdomTree Asia Pacific ex-Japan Fund	1,000,000
	DEW	WisdomTree Global Equity Income Fund	2,550,000
	DRW	WisdomTree Global ex-U.S. Real Estate Fund	4,750,000
	DIM	WisdomTree International MidCap Dividend Fund	2,350,000
	DTH	WisdomTree DEFA Equity Income Fund	6,050,000
	DFJ	WisdomTree Japan SmallCap Dividend Fund	5,600,000
	DOL	WisdomTree International LargeCap Dividend Fund	5,700,000
	DOO	WisdomTree International Dividend ex-Financials Fund	7,350,000
	DWM	WisdomTree DEFA Fund	10,350,000
	DLS	WisdomTree International SmallCap Dividend Fund	13,200,000
	DFE	WisdomTree Europe SmallCap Dividend Fund	14,000,000

International Hedged	DXKW	WisdomTree Korea Hedged Equity Fund	100,004
Equity ETFs	DXGE	WisdomTree Germany Hedged Equity Fund	250,004
	DXPS	WisdomTree United Kingdom Hedged Equity Fund	800,004
	DXJS	WisdomTree Japan Hedged SmallCap Equity Fund	2,200,004
	HEDJ	WisdomTree Europe Hedged Equity Fund	12,600,000
	DXJ	WisdomTree Japan Hedged Equity Fund	256,300,000

Emerging Markets	EMCG	WisdomTree Emerging Markets Consumer Growth Fund	500,004
Equity ETFs	DGRE	WisdomTree Emerging Markets Dividend Growth Fund	800,004
	CHXF	WisdomTree China Dividend ex-Financials Fund	400,000
	GULF	WisdomTree Middle East Dividend Fund	1,400,000
	EPI	WisdomTree India Earnings Fund	58,400,000
	DGS	WisdomTree Emerging Markets SmallCap Dividend Fund	38,200,000
	DEM	WisdomTree Emerging Markets Equity Income Fund	89,900,000

US Equity ETFs	DGRS	WisdomTree U.S. SmallCap Dividend Growth Fund	800,004
	EZY	WisdomTree LargeCap Value Fund	450,000
	EXT	WisdomTree Total Earnings Fund	950,000
	EPS	WisdomTree Earnings 500 Fund	1,400,000
	DGRW	WisdomTree U.S. Dividend Growth Fund	3,350,004
	DTD	WisdomTree Total Dividend Fund	5,950,000
	EES	WisdomTree SmallCap Earnings Fund	4,950,000
	EZM	WisdomTree MidCap Earnings Fund	5,150,000
	DHS	WisdomTree Equity Income Fund	13,800,000
	DON	WisdomTree MidCap Dividend Fund	12,250,000
	DES	WisdomTree SmallCap Dividend Fund	15,600,000
	DTN	WisdomTree Dividend ex-Financials Fund	16,700,000
	DLN	WisdomTree LargeCap Dividend Fund	26,700,000

B-1

Currency Strategy ETFs	CCX	WisdomTree Commodity Currency Strategy Fund	700,000
	ICN	WisdomTree Indian Rupee Strategy Fund	1,400,000
	USDU	WisdomTree Bloomberg U.S. Dollar Bullish Fund	1,500,004
	CEW	WisdomTree Emerging Currency Strategy Fund	8,200,000
	CYB	WisdomTree Chinese Yuan Strategy Fund	8,400,000
	BZF	WisdomTree Brazilian Real Strategy Fund	29,600,000

Fixed Income ETFs	EU	WisdomTree Euro Debt Fund	200,000
	JGBB	WisdomTree Japan Interest Rate Strategy Fund	100,002
	GLCB	WisdomTree Global Corporate Bond Fund	100,000
	AGND	WisdomTree Barclays U.S. Aggregate Bond Negative Duration Fund	200,002
	HYND	WisdomTree BofA Merrill Lynch High Yield Bond Negative Duration Fund	400,004
	AGZD	WisdomTree Barclays U.S. Aggregate Bond Zero Duration Fund	200,002
	HYZD	WisdomTree BofA Merrill Lynch High Yield Bond Zero Duration Fund	400,004
	AUNZ	WisdomTree Australia & New Zealand Debt Fund	1,900,000
	EMCB	WisdomTree Emerging Markets Corporate Bond Fund	1,500,000
	ALD	WisdomTree Asia Local Debt Fund	10,800,000
	ELD	WisdomTree Emerging Markets Local Debt Fund	25,800,000

Alternative Strategy ETFs	RRF	WisdomTree Global Real Return Fund	100,000
	WDTI	WisdomTree Managed Futures Strategy Fund	3,600,000
Total Outstanding Shares:			743,450,050

B-2

APPENDIX C

BENEFICIAL OWNERS OF 5% OR MORE OF EACH FUND

Although the Trust does not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company participants (“DTC Participants”), as of the Record Date, the name and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding shares of a Fund is set forth in the table below. Each DTC Participant’s mailing address is provided beneath this table.

Fund Name	Participant Name	Percentage of Ownership
INTERNATIONAL DEVELOPED EQUITY ETFs

WisdomTree Commodity Country Equity Fund	National Financial Services, LLC	17.36%
	Merrill Lynch, Pierce Fenner & Smith	12.18%
	Charles Schwab & Co. Inc.	10.42%
	First Clearing, LLC	10.27%
	Morgan Stanley Smith Barney LLC	6.42%
	TD Ameritrade Clearing, LLC	5.74%

WisdomTree Global Natural Resources Fund	Charles Schwab & Co. Inc.	12.36%
	National Financial Services, LLC	11.36%
	First Clearing, LLC	10.56%
	Morgan Stanley Smith Barney LLC	8.65%
	Merrill Lynch, Pierce Fenner & Smith	7.74%
	TD Ameritrade Clearing, LLC	6.44%
	Merrill Lynch, Pierce Fenner & Smith	5.62%

WisdomTree Global ex-U.S. Utilities Fund	National Financial Services, LLC	13.78%
	Charles Schwab & Co. Inc.	12.65%
	First Clearing, LLC	8.58%
	Morgan Stanley Smith Barney LLC	7.99%
	Merrill Lynch, Pierce Fenner & Smith	7.40%

WisdomTree Australia Dividend Fund	Charles Schwab & Co. Inc.	15.31%
	National Financial Services, LLC	11.91%
	TD Ameritrade Clearing, LLC	7.61%
	Janney Montgomery Scott	6.68%
	First Clearing, LLC	6.49%
	Pershing	5.23%
	J.P. Morgan Clearing Corp.	5.10%

WisdomTree Global ex-U.S. Dividend Growth Fund	Merrill Lynch, Pierce Fenner & Smith	14.92%
	TD Ameritrade Clearing, LLC	11.60%
	Charles Schwab & Co. Inc.	11.55%
	National Financial Services, LLC	9.51%
	J.P. Morgan Clearing Corp.	6.20%
	LPL Financial Corp	6.17%
	Merrill Lynch, Pierce Fenner & Smith	5.70%
	Raymond James & Associates	5.16%

WisdomTree Asia Pacific ex-Japan Fund	National Financial Services, LLC	14.90%
	Charles Schwab & Co. Inc.	14.44%
	Morgan Stanley Smith Barney LLC	9.18%
	Pershing	7.81%
	Merrill Lynch, Pierce Fenner & Smith	7.09%
	First Clearing, LLC	6.53%
	TD Ameritrade Clearing, LLC	5.65%
	Merrill Lynch, Pierce Fenner & Smith	5.45%

WisdomTree Global Equity Income Fund	Merrill Lynch, Pierce Fenner & Smith	15.18%
	Charles Schwab & Co. Inc.	15.14%
	National Financial Services, LLC	13.03%

Fund Name	Participant Name	Percentage of Ownership
	Morgan Stanley Smith Barney LLC	8.48%
	Brown Brothers Harriman & Co.	7.42%
	First Clearing, LLC	6.85%

WisdomTree Global ex-U.S. Real Estate Fund	National Financial Services, LLC	14.45%
	Charles Schwab & Co. Inc.	12.57%
	Morgan Stanley Smith Barney LLC	12.55%
	TD Ameritrade Clearing, LLC	8.65%
	Merrill Lynch, Pierce Fenner & Smith	6.23%
	Janney Montgomery Scott	6.01%
	First Clearing, LLC	5.92%

WisdomTree International MidCap Dividend Fund	Charles Schwab & Co. Inc.	25.55%
	National Financial Services, LLC	21.43%
	Morgan Stanley Smith Barney LLC	7.07%
	TD Ameritrade Clearing, LLC	6.37%
	The Northern Trust Company	6.21%
	TD Ameritrade Clearing, LLC	6.99%
	UBS Financial Services	6.07%
	Pershing	5.61%
	American Enterprise Investment Services	5.08%

WisdomTree DEFA Equity Income Fund	Charles Schwab & Co. Inc.	16.36%
	Bank of America	14.05%
	Merrill Lynch, Pierce Fenner & Smith	10.02%
	National Financial Services, LLC	8.11%
	Fifth Third Bank	8.08%
	Morgan Stanley Smith Barney LLC	7.51%
	TD Ameritrade Clearing, LLC	6.79%

WisdomTree Japan SmallCap Dividend Fund	Citibank, N.A.	19.46%
	Charles Schwab & Co. Inc.	12.01%
	National Financial Services, LLC	11.34%
	LPL Financial Corp	8.81%
	Morgan Stanley Smith Barney LLC	7.55%

WisdomTree International LargeCap Dividend Fund	TD Ameritrade Clearing, LLC	21.78%
	Morgan Stanley Smith Barney LLC	13.55%
	Charles Schwab & Co. Inc.	13.04%
	First Clearing, LLC	8.67%
	National Financial Services, LLC	6.72%
	Pershing	5.39%

WisdomTree International Dividend ex-Financials Fund	Charles Schwab & Co. Inc.	29.64%
	Merrill Lynch, Pierce Fenner & Smith	9.39%
	Morgan Stanley Smith Barney LLC	9.17%
	National Financial Services, LLC	7.88%
	First Clearing, LLC	7.29%

WisdomTree DEFA Fund	UBS Financial Services	15.23%
	Morgan Stanley Smith Barney LLC	15.19%
	Charles Schwab & Co. Inc.	14.77%
	TD Ameritrade Clearing, LLC	9.94%
	National Financial Services, LLC	8.78%
	First Clearing, LLC	6.37%
	Merrill Lynch, Pierce Fenner & Smith	5.73%

WisdomTree International SmallCap Dividend Fund	Charles Schwab & Co. Inc.	23.76%
	National Financial Services, LLC	16.37%
	TD Ameritrade Clearing, LLC	12.16%
	SEI Private Trust Company	6.53%
	Morgan Stanley Smith Barney LLC	5.75%

Fund Name	Participant Name	Percentage of Ownership

WisdomTree Europe SmallCap Dividend Fund	Charles Schwab & Co. Inc.	12.91%
	National Financial Services, LLC	12.31%
	Morgan Stanley Smith Barney LLC	10.76%
	Merrill Lynch, Pierce Fenner & Smith	8.80%
	First Clearing, LLC	5.30%
	TD Ameritrade Clearing, LLC	5.24%

INTERNATIONAL HEDGED EQUITY ETFs

WisdomTree Korea Hedged Equity Fund	TD Ameritrade Clearing, LLC	18.68%
	Brown Brothers Harriman & Co.	18.42%
	National Financial Services, LLC	15.22%
	Stifel Nicolaus & Co.	13.70%
	Charles Schwab & Co. Inc.	5.28%

WisdomTree Germany Hedged Equity Fund	National Financial Services, LLC	22.01%
	Charles Schwab & Co. Inc.	15.94%
	Merrill Lynch, Pierce Fenner & Smith	11.20%
	TD Ameritrade Clearing, LLC	8.06%
	The Bank of New York Mellon	7.68%
	Pershing	5.59%
	Citibank, N.A.	5.01%

WisdomTree United Kingdom Hedged Equity Fund	National Financial Services, LLC	24.00%
	Merrill Lynch, Pierce Fenner & Smith	22.13%
	J.P. Morgan Clearing Corp.	10.73%
	Goldman, Sachs & Co.	7.31%
	Desjardins Securities Inc./CDS	6.45%
	Morgan Stanley Smith Barney LLC	6.29%

WisdomTree Japan Hedged SmallCap Equity Fund	National Financial Services, LLC	28.26%
	Morgan Stanley Smith Barney LLC	19.03%
	J.P. Morgan Clearing Corp.	13.29%
	Charles Schwab & Co. Inc.	7.60%

WisdomTree Europe Hedged Equity Fund	Merrill Lynch, Pierce Fenner & Smith	17.35%
	Morgan Stanley Smith Barney LLC	11.10%
	UBS Financial Services	10.42%
	Goldman, Sachs & Co.	8.15%
	Brown Brothers Harriman & Co.	6.18%
	Charles Schwab & Co. Inc.	5.80%
	National Financial Services, LLC	5.58%
	Pershing	5.13%

WisdomTree Japan Hedged Equity Fund	Charles Schwab & Co. Inc.	13.48%
	Morgan Stanley Smith Barney LLC	10.48%
	Brown Brothers Harriman & Co.	9.32%
	The Bank of New York Mellon	8.09%
	Merrill Lynch, Pierce Fenner & Smith	6.17%
	National Financial Services, LLC	5.49%

EMERGING MARKETS EQUITY ETFs

WisdomTree Emerging Markets Consumer Growth Fund	Charles Schwab & Co. Inc.	42.86%
	PNC Bank, N.A.	19.34%
	LPL Financial Corp	6.00%
	National Financial Services, LLC	5.99%
	Merrill Lynch, Pierce Fenner & Smith	5.12%

WisdomTree Emerging Markets Dividend Growth Fund	Merrill Lynch, Pierce Fenner & Smith	27.27%
	LPL Financial Corp	15.69%
	Charles Schwab & Co. Inc.	13.48%
	RBC Dominion Securities Inc./ CDS	8.65%
	National Financial Services, LLC	6.24%

Fund Name	Participant Name	Percentage of Ownership
WisdomTree China Dividend ex-Financials Fund	Charles Schwab & Co. Inc.	14.86%
	National Financial Services, LLC	13.53%
	Merrill Lynch, Pierce Fenner & Smith	8.58%
	LPL Financial Corp	7.48%
	RBC Capital Markets, LLC	6.67%
	Morgan Stanley Smith Barney LLC	5.98%

WisdomTree Middle East Dividend Fund	Charles Schwab & Co. Inc.	16.95%
	National Financial Services, LLC	13.65%
	TD Ameritrade Clearing, LLC	10.21%
	Brown Brothers Harriman & Co.	7.19%
	Citibank, N.A.	5.88%
	Merrill Lynch, Pierce Fenner & Smith	5.30%

WisdomTree India Earnings Fund	Brown Brothers Harriman & Co.	13.37%
	State Street Bank and Trust Company	10.27%
	JPMorgan Chase Bank, N.A.	9.26%
	The Bank of New York Mellon	5.84%
	Merrill Lynch, Pierce Fenner & Smith	5.58%

WisdomTree Emerging Markets SmallCap Dividend Fund	National Financial Services, LLC	14.52%
	Charles Schwab & Co. Inc.	13.87%
	Bank of America	6.77%
	TD Ameritrade Clearing, LLC	6.59%
	State Street Bank and Trust Company	5.33%

WisdomTree Emerging Markets Equity Income Fund	Charles Schwab & Co. Inc.	16.51%
	Morgan Stanley Smith Barney LLC	11.72%
	National Financial Services, LLC	9.00%
	Merrill Lynch, Pierce Fenner & Smith	6.21%
	First Clearing, LLC	5.44%
	TD Ameritrade Clearing, LLC	5.16%

US EQUITY ETFs

WisdomTree U.S. SmallCap Dividend Growth Fund	Charles Schwab & Co. Inc.	19.75%
	Merrill Lynch, Pierce Fenner & Smith	12.06%
	Morgan Stanley Smith Barney LLC	11.85%
	RBC Capital Markets, LLC	10.50%
	RBC Dominion Securities Inc.	9.77%
	National Financial Services, LLC	9.77%
	LPL Financial Corp	9.71%

WisdomTree LargeCap Value Fund	Morgan Stanley Smith Barney LLC	15.81%
	TD Ameritrade Clearing, LLC	12.10%
	RBC Capital Markets, LLC	10.09%
	Pershing	9.21%
	American Enterprise Investment Services	8.64%
	Merrill Lynch, Pierce Fenner & Smith	7.95%
	Charles Schwab & Co. Inc.	7.51%
	National Financial Services, LLC	6.28%

WisdomTree Total Earnings Fund	National Financial Services, LLC	31.10%
	The Bank of New York Mellon	18.64%
	Charles Schwab & Co. Inc.	9.29%
	Pershing	6.46%
	First Clearing, LLC	5.98%
	Merrill Lynch, Pierce Fenner & Smith	5.39%

WisdomTree Earnings 500 Fund	TD Ameritrade Clearing, LLC	15.43%
	Charles Schwab & Co. Inc.	12.43%
	National Financial Services, LLC	12.36%
	Morgan Stanley Smith Barney LLC	11.96%
	Regions Bank	6.94%
	SEI Private Trust Company	5.08%

Fund Name	Participant Name	Percentage of Ownership
WisdomTree U.S. Dividend Growth Fund	Merrill Lynch, Pierce Fenner & Smith	16.97%
	National Financial Services, LLC	14.58%
	Morgan Stanley Smith Barney LLC	12.78%
	LPL Financial Corp	11.42%
	Charles Schwab & Co. Inc.	8.36%
	UBS Financial Services	5.52%

WisdomTree Total Dividend Fund	Charles Schwab & Co. Inc.	13.83%
	National Financial Services, LLC	12.12%
	Morgan Stanley Smith Barney LLC	11.42%
	Merrill Lynch, Pierce Fenner & Smith	9.88%
	TD Ameritrade Clearing, LLC	6.66%
	Pershing	6.45%
	LPL Financial Corp	5.79%
	First Clearing, LLC	5.46%

WisdomTree SmallCap Earnings Fund	Charles Schwab & Co. Inc.	25.07%
	National Financial Services, LLC	13.91%
	TD Ameritrade Clearing, LLC	10.96%
	Pershing	7.23%
	Merrill Lynch, Pierce Fenner & Smith	7.22%
	First Clearing, LLC	6.24%
	Morgan Stanley Smith Barney LLC	5.86%

WisdomTree MidCap Earnings Fund	Charles Schwab & Co. Inc.	29.19%
	National Financial Services, LLC	15.63%
	Pershing	7.71%
	TD Ameritrade Clearing, LLC	5.45%

WisdomTree Equity Income Fund	Charles Schwab & Co. Inc.	21.67%
	National Financial Services, LLC	12.60%
	Morgan Stanley Smith Barney LLC	10.76%
	First Clearing, LLC	10.22%
	Merrill Lynch, Pierce Fenner & Smith	8.52%
	TD Ameritrade Clearing, LLC	6.71%
	Pershing	6.26%

WisdomTree MidCap Dividend Fund	Charles Schwab & Co. Inc.	20.15%
	Morgan Stanley Smith Barney LLC	11.99%
	National Financial Services, LLC	10.90%
	First Clearing, LLC	8.87%
	Merrill Lynch, Pierce Fenner & Smith	7.59%
	TD Ameritrade Clearing, LLC	6.99%
	UBS Financial Services	6.07%
	Pershing	5.61%
	American Enterprise Investment Services	5.08%

WisdomTree SmallCap Dividend Fund	Charles Schwab & Co. Inc	25.46%
	National Financial Services, LLC	14.31%
	Morgan Stanley Smith Barney LLC	10.08%
	First Clearing, LLC	7.38%
	Merrill Lynch, Pierce Fenner & Smith	6.13%
	UBS Financial Services	5.75%
	TD Ameritrade Clearing, LLC	5.61%
	Pershing	5.58%

WisdomTree Dividend ex-Financials Fund	Charles Schwab & Co. Inc.	23.60%
	National Financial Services, LLC	15.53%
	Morgan Stanley Smith Barney LLC	8.32%
	First Clearing, LLC	7.20%
	Merrill Lynch, Pierce Fenner & Smith	6.91%
	Pershing	6.23%
	UBS Financial Services	5.37%

Fund Name	Participant Name	Percentage of Ownership
WisdomTree LargeCap Dividend Fund	Charles Schwab & Co. Inc.	13.30%
	Morgan Stanley Smith Barney LLC	11.13%
	National Financial Services, LLC	9.34%
	PNC Bank, N.A.	9.18%
	Robert W Baird & Co.	8.88%
	Raymond James & Associates	5.80%
	First Clearing, LLC	5.06%

CURRENCY STRATEGY ETFs

WisdomTree Commodity Currency Strategy Fund	National Financial Services LLC	13.63%
	The Bank of New York Mellon	11.66%
	J.P. Morgan Clearing Corp.	11.05%
	Charles Schwab & Co. Inc.	7.78%
	TD Ameritrade Clearing, LLC	5.71%
	Brown Brothers Harriman & Co.	5.49%
	Vanguard Brokerage	5.43%

WisdomTree Indian Rupee Strategy Fund	Charles Schwab & Co. Inc.	20.73%
	National Financial Services, LLC	19.86%
	TD Ameritrade Clearing, LLC	13.28%
	J.P. Morgan Clearing Corp.	6.14%
	Vanguard Brokerage	5.48%

WisdomTree Bloomberg U.S. Dollar Bullish Fund	TD Ameritrade Clearing, LLC	86.37%
	Merrill Lynch, Pierce Fenner & Smith	11.08%

WisdomTree Emerging Currency Strategy Fund	Charles Schwab & Co. Inc.	20.81%
	The Northern Trust Company	13.58%
	The Bank of New York Mellon/ Mellon T	11.38%
	Morgan Stanley Smith Barney LLC	8.53%
	National Financial Services LLC	7.43%
	Brown Brothers Harriman & Co.	5.33%

WisdomTree Chinese Yuan Strategy Fund	Morgan Stanley Smith Barney LLC	19.05%
	TD Ameritrade Clearing, LLC	13.74%
	National Financial Services LLC	13.74%
	Charles Schwab & Co. Inc.	12.64%
	Brown Brothers Harriman & Co.	6.75%

WisdomTree Brazilian Real Strategy Fund	Charles Schwab & Co. Inc.	77.03%
	The Northern Trust Company	5.06%
	National Financial Services, LLC	5.03%

FIXED INCOME ETFs

WisdomTree Euro Debt Fund	J.P. Morgan Clearing Corp.	25.77%
	Charles Schwab & Co. Inc.	12.93%
	National Financial Services, LLC	11.51%
	Goldman, Sachs & Co.	8.61%
	TD Ameritrade Clearing, LLC	7.46%
	Merrill Lynch, Pierce Fenner & Smith	6.82%

WisdomTree Japan Interest Rate Strategy Fund	Merrill Lynch, Pierce Fenner & Smith	92.74%

WisdomTree Global Corporate Bond Fund	Merrill Lynch, Pierce Fenner & Smith	75.02%
	Charles Schwab & Co. Inc.	6.94%

WisdomTree Barclays U.S. Aggregate Bond Negative Duration Fund	Timber Hill LLC	48.00%
	Goldman, Sachs & Co.	44.81%

WisdomTree BofA Merrill Lynch High Yield Bond Negative Duration Fund	Deutsche Bank Securities Inc.	50.00%
	Merrill Lynch, Pierce Fenner & Smith	41.56%

Fund Name	Participant Name	Percentage of Ownership
WisdomTree Barclays U.S. Aggregate Bond Zero Duration Fund	Timber Hill LLC	54.50%
	Goldman, Sachs & Co.	25.34%
	Merrill Lynch, Pierce Fenner & Smith	12.64%

WisdomTree BofA Merrill Lynch High Yield Bond Zero Duration Fund	Merrill Lynch, Pierce Fenner & Smith	49.98%
	Deutsche Bank Securities Inc.	47.45%

WisdomTree Australia & New Zealand Debt Fund	Charles Schwab & Co. Inc.	23.54%
	Morgan Stanley Smith Barney LLC	15.49%
	National Financial Services, LLC	12.42%
	Merrill Lynch, Pierce Fenner & Smith	8.06%
	Vanguard Brokerage	6.07%
	Merrill Lynch, Pierce Fenner & Smith	5.77%
	First Clearing LLC	5.01%

WisdomTree Emerging Market Corporate Bond Fund	UBS Financial Services Inc.	15.72%
	Charles Schwab & Co. Inc.	14.67%
	The Bank of New York Mellon	13.02%
	Morgan Stanley Smith Barney LLC	10.49%
	National Financial Services, LLC	6.00%
	JPMorgan Clearing Corp.	5.56%

WisdomTree Asia Local Debt Fund	Charles Schwab & Co. Inc.	66.29%
	The Northern Trust Company	5.31%

WisdomTree Emerging Markets Local Debt Fund	TD Ameritrade Clearing, LLC	16.06%
	Charles Schwab & Co. Inc.	15.90%
	Goldman, Sachs & Co.	11.44%
	National Financial Services, LLC	8.60%
	Fifth Third Bank	5.03%

ALTERNATIVE STRATEGY ETFs

WisdomTree Global Real Return Fund	Merrill Lynch, Pierce Fenner & Smith	34.02%
	Charles Schwab & Co. Inc.	32.98%
	Deutsche Bank Securities, LLC	9.15%

WisdomTree Managed Futures Strategy Fund	Morgan Stanley Smith Barney LLC	38.74%
	First Clearing, LLC	10.65%
	National Financial Services, LLC	6.77%
	Charles Schwab & Co. Inc.	6.22%
	RBC Capital Markets. LLC	5.28%

DTC Participant Mailing Addresses

Participant Name	Participant Mailing Addresses
American Enterprise Investment Services	901 3rd Ave South, Minneapolis, MN 55474
Bank of America	1201 Main Street, 9th Floor, Dallas, TX 75202
Brown Brothers Harriman & Co.	525 Washington Blvd., Jersey City, NJ 07310
Charles Schwab & Co. Inc.	2423 E. Lincoln Drive, Phoenix, AZ 85016-1215
Citibank, N.A.	3801 Citibank Center, Tampa, FL 33610
Desjardins Securities Inc./CDS	1060 University Street, Suite 101 Montreal PQ H5B 5L7 CANADA
Deutsche Bank Securities Inc.	5022 Gate Parkway, Suite 100, Jacksonville, FL 32256
Fifth Third Bank	5001 Kingsley Drive, Cincinnati, OH 45227
First Clearing, LLC	2801 Market Street, St. Louis, MO 63103
Goldman, Sachs & Co.	30 Hudson Street, Proxy Department Jersey City, NJ 07302
Janney Montgomery Scott	1801 Market Street, Philadelphia, PA 19103
JPMorgan Chase Bank, N.A	14201 Dallas Parkway, Floor 12, Dallas, TX 75254
J.P. Morgan Clearing Corp.	3 Metrotech Center, Proxy Dept./NY1-H034 Brooklyn, NY 11245-0001
LPL Financial Corp	9785 Towne Centre Drive, San Diego, CA 92121-1968
Merrill Lynch, Pierce Fenner & Smith	4804 Dear Lake Drive E, Jacksonville, FL 32246
Morgan Stanley Smith Barney LLC	1300 Thames Street, 6th Floor, Baltimore, MD 21231
National Financial Services, LLC	200 Liberty Street, New York, NY 10281
Pershing	One Pershing Plaza, Jersey City, NJ 07399
PNC Bank, N.A.	8800 Tinicum Blvd, Philadelphia, PA 19153
Raymond James & Associates	880 Carilion Parkway, Saint Petersburg, FL 33716
RBC Capital Markets, LLC	60 S 5th Street, Minneapolis, MN 55402
RBC Dominion Securities Inc./ CDS	200 Bay Street, 6th Floor, Royal Bank Plaza North Tower, Toronto ON M5J 2W7 CANADA
Regions Bank	1901 6th Ave N., Birmingham, AL 35203
Robert W Baird & Co.	777 E. Wisconsin Avenue, Milwaukee, WI 53202
SEI Private Trust Company	One Freedom Valley Drive, Oaks, PA 19456
State Street Bank and Trust Company	1776 Heritage Drive, North Quincy, MA 02171
Stifel Nicolaus & Co.	501 North Broadway, 7th FL, Stock Record Dept, Saint Louis, MO 63102-2131
TD Ameritrade Clearing, LLC	1005 North Ameritrade Place, Bellevue, NE 68005-4245
Timber Hill LLC	1 Pickwick Plaza, Greenwich, CT 06830
The Bank of New York Mellon/Mellon T	525 William Penn Place, Suite 153-0400 Pittsburgh, PA 15259
The Northern Trust Company	801 South Canal Street, Chicago, IL 60607
UBS Financial Services	1200 Harbor Blvd., Weehawken, NJ 07086
Vanguard Brokerage	455 Devon Park Drive, Wayne, PA 19087-1815

FORM OF PROXY CARD

Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.

WISDOMTREE TRUST (Fund name prints here)	PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS MARCH 11, 2014

The undersigned hereby appoint(s) Vin Di Costa and Enrique Negron, or any one of them, proxies, each of them with full power of substitution, to vote and act with respect to all shares of the above referenced fund (the “Fund”) which the undersigned is entitled to vote at the Special Meeting of shareholders of the Fund to be held at the offices of WisdomTree Trust, 245 Park Avenue, 35th Floor, New York, New York 10167 on March 11, 2014 at 11:30 a.m. Eastern Time, and at any adjournment(s) or postponements thereof. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. This proxy card will be voted as instructed. If no specification is made, the proxy card will be voted “FOR” each proposal. The proxies are authorized, in their discretion, to vote upon such matters as may come before the Special Meeting or any adjournments.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 11, 2014

THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT: www.wisdomtree.com

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET Dated

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: This proxy must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners must each sign. By signing this proxy card, you acknowledge that you have received the proxy statement that the proxy card accompanies.

VOTE BY INTERNET: www.proxyvote.com VOTE BY PHONE: [number on proxy card]

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

IF YOU RECEIVED MORE THAN ONE BALLOT BECAUSE YOU HAVE MULTIPLE INVESTMENTS IN THE FUNDS, PLEASE REMEMBER TO VOTE ALL OF YOUR BALLOTS!

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE, THE PROXY CARD WILL BE VOTED “FOR” THE PROPOSAL. THE PROXIES ARE AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH MATTERS AS MAY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS.

PLEASE MARK A BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS.     Example:   ■

Remember to SIGN AND DATE THE REVERSE SIDE before mailing in your vote. This proxy card is valid only when signed and dated.

To elect the following three individuals as Trustees:			FOR	AGAINST	FOR ALL EXCEPT

01. DavidG. Chrencik	02. Joel H. Goldberg	03. Melinda A. Raso Kirstein	☐	☐	☐

To withhold authority to vote for one or more (but not all) nominees, mark “For All Except” and write the nominee number(s) and/or name(s) on the line below.